Exhibit 99.2

The Farmers Bancorp

The Farmers Bancorp

Consolidated Balance Sheet

Periods ended March 31, 2026 and June 30, 2025

(Dollar Amounts in Thousands)

	(Unaudited) 3/31/2026	06/30/2025
Assets
Cash and cash equivalents	$71,399	$66,242
Securities available for sale	203,457	190,132
Loans, net of allowance for credit losses of $10,907 and $10,306	782,739	780,048
Premises and equipment, net	18,946	16,852
Restricted stock, at cost	7,143	7,143
Cash value of life insurance	19,872	19,569
Accrued income and other assets	21,940	22,506

	$1,125,496	$1,102,492

Liabilities and Shareholders' Equity
Liabilities
Demand deposits	$248,939	$228,352
Savings, NOW and money market deposits	498,571	439,966
Time deposits	172,089	182,998
Total deposits	919,599	851,316
Short-term borrowings	283	39,320
Federal Home Loan Bank advances	95,000	110,000
Subordinated Debentures, net of issuance costs	14,790	14,764
Accrued expenses and other liabilities	11,428	11,293
	1,041,100	1,026,693
Shareholders' Equity
Common stock, no par value - 4,800,000 shares authorized, 1,844,075 and 1,844,075 shares issued and outstanding at March 31, 2026 and June 30, 2025, respectively	2,554	2,419
Additional paid-in capital	1	1
Retained earnings	99,246	93,694
Accumulated other comprehensive loss	(17,405)	(20,315)
	84,396	75,799

	$1,125,496	$1,102,492

See Notes to Consolidated Financial Statements	1

The Farmers Bancorp

Consolidated Statements of Income
Nine Months ended March 31, 2026 and 2025
(Dollar Amounts in Thousands)

(unaudited)

	Nine Months ended March 31
	2026	2025
Interest Income
Loans	$38,955	$36,234
Securities
Taxable	3,985	3,626
Tax-exempt	1,252	1,078
Other	1,857	405
	46,049	41,344
Interest Expense
Deposits	15,076	12,727
Subordinated Debentures	450	450
Other borrowings	3,669	4,406
	19,195	17,583

Net Interest Income	26,854	23,761
Provision for credit losses	1,050	556

Net Interest Income After Provision for Credit Losses	25,804	23,205

Other Operating Income
Trust fees	1,662	1,462
Service charges and fees on deposit accounts	900	856
Gain on sale of loans	525	421
Increase in cash value of life insurance	322	297
Interchange income	1,321	1,293
Other	889	837
	5,619	5,164
Other Operating Expenses
Salaries and employee benefits	12,940	11,506
Occupancy	1,468	1,204
Equipment	1,002	701
Data processing	2,085	2,235
Federal deposit insurance corporation premiums	412	351
Professional expense	1,068	1,919
Marketing	682	650
Other	2,557	1,766
	22,214	20,332

Income Before Income Taxes	9,208	8,038

Income Tax Expense	1,443	1,154

Net Income	$7,765	$6,884

Basic and Diluted Earnings Per Share	$4.24	$3.76

See Notes to Consolidated Financial Statements	2

The Farmers Bancorp

Consolidated Statements of Comprehensive Income
Nine Months Ended March 31, 2026 and 2025

(Dollar Amounts in Thousands)

(unaudited)

	Nine Months ended March 31
	2026	2025
Net Income	$7,765	$6,884

Other Comprehensive Income
Unrealized gain (loss) on securities available for sale, net of tax expense of $773 and $318, respectively	2,910	1,199

Total other comprehensive income (loss)	2,910	1,199

Comprehensive Income	$10,675	$8,083

See Notes to Consolidated Financial Statements	3

The Farmers Bancorp

Consolidated Statements of Changes in Shareholders’ Equity
Nine Months Ended March 31, 2026 and 2025
(Dollar Amounts in Thousands)

(unaudited)

	Nine months ended March 31, 2025
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance June 30, 2024	$2,203	$1	$87,212	$(21,595)	67,821

Net income			6,884		6,884
Other comprehensive				1,199	1,199
Stock issued (8,299 shares)	133				133
Cash dividends ($1.14 per share)			(2,085)		(2,085)

Balance, March 31, 2025	$2,336	$1	$92,011	$(20,396)	$73,952

	Nine months ended March 31, 2026
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance June 30, 2025	$2,419	$1	$93,694	$(20,315)	75,799

Net income			7,765		7,765
Other comprehensive income				2,910	2,910
RSU Grants	135				135
Cash dividends ($1.20 per share)			(2,213)		(2,213)

Balance, March 31, 2026	$2,554	$1	$99,247	$(17,405)	$84,396

See Notes to Consolidated Financial Statements	4

The Farmers Bancorp

Consolidated Statements of Cash Flows
Nine Months Ended March 31, 2026 and 2025
(Dollar Amounts in Thousands)

(unaudited)

	Nine Months ended March 31
	2026	2025
Operating Activities
Net income	$7,765	$6,884
Items not requiring (providing) cash
Depreciation	939	684
Provision (credit) for credit losses	1,050	685
Deferred income taxes	-	189
Net amortization on securities	15	120
(Gain) on premise and equipment	(1)	-
Increase in cash value of life insurance	(322)	(281)
Change in assets and liabilities
Loans held for sale	-	772
Interest receivable and other assets	(407)	(294)
Interest payable and other liabilities	147	(1,022)
Net cash provided by operating activities	9,186	7,737

Investing Activities
Proceeds from maturities and principal repayments on securities available for sale	14,932	11,055
Purchase of securities available for sale	(24,592)	(22,712)
Purchase of restricted stock	-	(2,612)
Net change in loans	(3,505)	(59,597)
Property and equipment expenditures	(2,959)	(3,864)
Net cash used in investing activities	(16,197)	(77,730)

Financing Activities
Net change in deposits	68,283	50,998
Net change in short-term borrowings	(39,037)	(2,033)
Proceeds from FHLB advances	-	222,000
Repayment of FHLB advances	(15,000)	(215,450)
Stock issued	135	196
Dividends paid	(2,213)	(2,088)
Net cash provided by financing activities	12,168	53,623

Net Change in Cash and Cash Equivalents	5,157	(16,370)

Cash and Cash Equivalents, Beginning of Year	66,242	46,611

Cash and Cash Equivalents, End of Year	$71,399	$30,241

Supplemental Disclosures of Cash Flows Information
Cash paid during the year for
Interest	$18,233	$16,338
Income taxes	1,635	710

See Notes to Consolidated Financial Statements	5

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 1:   Summary of Significant Accounting Policies

Basis of reporting - The consolidated financial statements include the accounts of The Farmers Bancorp (Company) and its wholly owned subsidiaries, The Farmers Bank (Bank), and the bank’s wholly owned subsidiaries, FBF Securities and TFB Properties. Significant intercompany accounts and transactions have been eliminated.

Description of business - The Company generates commercial, installment, and mortgage loans and receives deposits from customers located primarily in north central Indiana. Although the overall loan portfolio is diversified, a substantial portion of its debtors' ability to honor their contracts is dependent upon the agricultural industry. The majority of the Company's loans are secured by specific items of collateral including business assets, consumer assets and real property.

Principles of consolidation - The consolidated financial statements include the accounts of the Bancorp and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of estimates - To prepare financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and future results could differ. The allowance for credit losses and the fair values of financial instruments are particularly subject to change.

Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for credit losses, valuation of deferred tax assets, credit loss on available-for-sale securities, and fair values of financial instruments.

Management Opinion – The accompanying unaudited consolidated interim financial statement have been prepared in accordance with generally accepted accounting principals (“GAAP”) and are unaudited. They do not contain all the disclosures required for annual audited financial statements. In the opinion of management, all adjustments are necessary to present a fair statement of the results for the interim periods have been made. Such adjustments are of a normal and recurring nature. The results of operations for any interim period are not necessarily indicative of the results to be expected for an entire year. These interim consolidated financial statements should be read in conjunction with the annual consolidated financials statements and notes thereto contained in the Company’s consolidated financial statements.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 2:   Securities

The fair value of securities available for sale and the related gross unrealized gains and losses recognized in accumulated other comprehensive income were as follows:

	3/31/2026
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Government and federal agency	$7,499	$68	$(183)	$7,385
Mortgage-backed securities - government-sponsored enterprises (GSE) residential	142,213	371	(13,976)	128,608
State and municipal	74,777	239	(8,501)	66,516
Corporate	1,000	-	(151)	849

Total	$225,489	$678	$(22,810)	$203,357

	6/30/2025
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Government and federal agency	$8,095	$126	$(205)	$8,016
Mortgage-backed securities - government-sponsored enterprises (GSE) residential	137,043	330	(15,654)	121,719
State and municipal	68,212	171	(10,295)	58,088
Corporate	2,498	-	(189)	2,309

Total	$215,848	$627	$(26,343)	$190,132

Certain investments in debt securities are reported in the consolidated financial statements at an amount less than their historical cost. Total fair value of these investments at March 31, 2026 and June 30, 2025 was $155,402 and $147,611, which is approximately 76.4% and 77.6% of the Company’s investment portfolio. These changes primarily resulted from recent changes in market interest rates.

At March 31, 2026, management believes the declines in fair value for these securities are temporary. The Company evaluated credit impairment for individual AFS securities that are in an unrealized loss position and determined that the unrealized losses are unrelated to credit quality and are primarily attributable to changes in interest rates and volatility in the financial markets. It is unlikely that the Company will be required to sell these securities before recovery of their amortized cost basis, so the Company did not record an ACL on these securities.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following tables show our investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at March 31, 2026 and June 30, 2025:

	3/31/2026
	Less Than 12 Months		12 Months or More		Total
Description of	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Securities	Value	Losses	Value	Losses	Value	Losses
U.S. Government and federal agency	$1,581	$(4)	$1,321	$(179)	$2,902	$(183)
Mortage-backed securities-GSE residential	20,314	(205)	77,859	(13,770)	98,173	(13,975)
State and municipals	5,857	(140)	47,622	(8,362)	53,478	(8,501)
Corporate	-	-	849	(151)	849	(151)
Total temporarily impaired securities	$27,752	$(348)	$127,651	$(22,461)	$155,402	$(22,810)

	6/30/2025
	Less Than 12 Months		12 Months or More		Total
Description of	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Securities	Value	Losses	Value	Losses	Value	Losses
U.S. Government and federal agency	$-	$-	$1,295	$(205)	$1,295	$(205)
Mortage-backed securities-GSE residential	10,955	(95)	81,599	(15,559)	92,554	(15,654)
State and municipals	3,499	(45)	47,954	(10,250)	51,453	(10,295)
Corporate	-	-	2,309	(189)	2,309	(189)
Total temporarily impaired securities	$14,454	$(140)	$133,157	$(26,203)	$147,611	$(26,343)

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The fair value of debt securities and carrying amount, if different, at March 31, 2026, by contractual maturity, were as follows. Securities not due at a single maturity date, primarily mortgage-backed securities, are shown separately.

	Available-for-Sale
	Amortized	Fair
	Cost	Value
Due in one year	$500	$497
Due after one year through five years	4,058	3,975
Due after five years through ten years	19,799	18,191
Due after ten years	52,921	46,122
Mortgage-backed securities	148,212	134,672

Total	$225,489	$203,457

There were no sales of securities resulting in a gain or loss within the available for sale securities for nine months ended March 31, 2026 and 2025.

Securities with a carrying value of $60,318 and $87,006 at March 31, 2026 and June 30, 2025 were pledged to secure public deposits and repurchase agreements and for other purposes required or permitted by law.

Note 3:   Loans

Loans at period end are comprised of the following:

	3/31/2026	6/30/2025
Agricultural	$64,325	$68,138
Commercial	118,965	118,821
Commercial real estate	447,594	439,600
Construction	45,969	46,085
Residential	103,952	102,292
Consumer	12,841	15,418
Subtotal	793,646	790,354
Less: allowance for credit losses	(10,907)	(10,306)

Loans, net	$782,739	$780,048

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The risk characteristics of each loan portfolio segment are as follows:

Commercial and agricultural loans are primarily based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets, such as accounts receivable or inventory, and may include a personal guarantee. Short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The characteristics of properties securing the Company’s commercial real estate portfolio are diverse, but with geographic location almost entirely in the Company’s market area. Management monitors and evaluates commercial real estate loans based on collateral, geography, and risk grade criteria. In general, the Company avoids financing single purpose projects unless other underwriting factors are present to help mitigate risk. In addition, management tracks the level of owner-occupied commercial real estate versus non-owner-occupied loans.

Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based on estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions, and the availability of long-term financing.

Residential and consumer loans consist of two segments - residential mortgage loans and personal loans. For residential mortgage loans that are secured by 1-4 family residences and are generally owner-occupied, the Company generally establishes a maximum loan-to-value ratio and requires private mortgage insurance if that ratio is exceeded. Home equity loans are typically secured by a subordinate interest in 1-4 family residences, and consumer personal loans are secured by consumer personal assets, such as automobiles or recreational vehicles. Some consumer personal loans are unsecured, such as small installment loans and certain lines of credit. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas, such as unemployment levels. Repayment can also be impacted by changes in property values on residential properties. Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following tables present, by portfolio segment, the activity in the allowance for credit losses for the nine months ended March 31, 2026 and 2025:

	Nine months ended March 31, 2026
			Commercial
	Agricultural	Commercial	Real Estate	Construction	Residential	Consumer	Total
Beginning balance	$743	$2,129	$5,943	$511	$891	$88	$10,306
Provision (credit)	66	122	459	47	107	13	$814
Loans charged off	-	(34)	-	-	-	(329)	(363)
Recoveries	-	72	47	-	1	30	150

Ending balance	$809	$2,289	$6,449	$558	$999	$(198)	$10,907

	Nine months ended March 31, 2025
			Commercial
	Agricultural	Commercial	Real Estate	Construction	Residential	Consumer	Total
Beginning balance	$655	$1,826	$5,428	$460	$769	$230	$9,368
Provision (credit)	54	91	352	38	80	12	627
Loans charged off	-	(291)	-	-	-	(161)	(452)
Recoveries	12	462	17	-	8	44	543

Ending balance	$721	$2,088	$5,797	$498	$857	$125	$10,086

Consistent with regulatory guidance, charge-offs on all loan segments are taken when specific loans, or portions thereof, are considered uncollectible. The Company’s policy is to promptly charge these loans off in the period the uncollectible loss is reasonably determined.

For all loan portfolio segments except 1-4 family residential properties and consumer, the Company promptly charges off loans, or portions thereof, when available information confirms that specific loans are uncollectible based on information that includes, but is not limited to, (1) the deteriorating financial condition of the borrower, (2) declining collateral values, and/or (3) legal action, including bankruptcy, that impairs the borrower’s ability to adequately meet its obligations. For impaired loans that are considered to be solely collateral dependent, a partial charge-off is recorded when a loss has been confirmed by an updated appraisal or other appropriate valuation of the collateral.

The Company charges off 1-4 family residential and consumer loans, or portions thereof, when the Company reasonably determines the amount of the loss. The Company adheres to timeframes established by applicable regulatory guidance, which provides for the charge-down of 1-4 family first and junior lien mortgages to the net realizable value, less costs to sell when the loan is 180 days past due, charge-off of unsecured open-end loans when the loan is 180 days past due, and charge-down to the net realizable value when other secured loans are 120 days past due. Loans at these respective delinquency thresholds for which the Company can clearly document that the loan is both well-secured and in the process of collection, such that collection will occur regardless of delinquency status, need not be charged off.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Provision for credit losses related to unfunded commitments was $186 and $96 during the years ended March 31, 2026 and March 31, 2025, respectively, which is included in provision for credit losses on the consolidated income statement.

The historical loss experience is determined by portfolio segment and is based on the actual loss history experienced by the Company over the prior two years. Management believes the historical loss experience methodology is appropriate in the current economic environment, as it captures loss rates that are comparable to the current period being analyzed.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following table presents the credit risk profile of the Company’s loan portfolio by loan class and by year of origination for the years indicated based on rating category and payment activity as of March 31, 2026 and June 30, 2025:

	As of March 31, 2026 Term Loans Amortized Cost Basis by Origination Year
	2026	2025	2024	2023	2022	Prior	Revolving Loans	Revolving Loans converted to term	Total
Agricultural:
Pass (1-4)	$3,015	$8,930	$4,696	$3,253	$4,828	$11,999	$16,599	$-	$53,320
Special mention (5)	-	74	704	-	846	1,064	5,820	-	8,508
Substandard (6)	-	-	-	1,693	-	554	250	-	2,497
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total agricultural loans	$3,015	$9,004	$5,400	$4,946	$5,674	$13,617	$22,669	$-	$64,325
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Commercial:
Pass (1-4)	$12,903	$14,626	$24,920	$6,444	$7,771	$4,565	$41,084	$839	$113,152
Special mention (5)	-	159	45	12	-	2,758	712	-	3,686
Substandard (6)	-	896	595	179	457	-	-	-	2,127
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total commercial loans	$12,903	$15,681	$25,560	$6,635	$8,228	$7,323	$41,796	$839	$118,965
Current period gross write offs	$-	$-	$4	$12	$18	$-	$-	$-	$34

Commercial real estate:
Pass (1-4)	$53,157	$70,747	$40,633	$61,846	$80,821	$125,643	$105	$-	$432,952
Special mention (5)	131	-	188	5,033	1,532	1,964	-	-	8,848
Substandard (6)	-	1,983	-	-	1,071	2,740	-	-	5,794
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total commercial real estate loans	$53,288	$72,730	$40,821	$66,879	$83,424	$130,347	$105	$-	$447,594
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Construction:
Pass (1-4)	$-	$-	$-	$-	$-	$-	$38,821	$7,148	$45,969
Special mention (5)	-	-	-	-	-	-	-	-	-
Substandard (6)	-	-	-	-	-	-	-	-	-
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total construction loans	$-	$-	$-	$-	$-	$-	$38,821	$7,148	$45,969
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Residential real estate:
Pass (1-4)	$9,913	$13,702	$15,691	$8,268	$5,923	$16,418	$33,891	$-	$103,806
Special mention (5)	-	-	-	-	-	-	-	-	-
Substandard (6)	-	85	-	-	61	-	-	-	146
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total residential real estate loans	$9,913	$13,787	$15,691	$8,268	$5,984	$16,418	$33,891	$-	$103,952
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Consumer:
Pass (1-4)	$3,345	$3,806	$2,231	$2,038	$697	$567	$157	$-	$12,841
Special mention (5)	-	-	-	-	-	-	-	-	-
Substandard (6)	-	-	-	-	-	-	-	-	-
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total consumer loans	$3,345	$3,806	$2,231	$2,038	$697	$567	$157	$-	$12,841
Current period gross write offs	$-	$6	$194	$16	$-	$16	$-	$-	$232

Total loans	$82,464	$115,008	$89,703	$88,766	$104,007	$168,272	$137,439	$7,987	$793,646

Total current period gross write offs	$-	$6	$198	$28	$18	$16	$-	$-	$266

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

	As of June 30, 2025 Term Loans Amortized Cost Basis by Origination Year
	2025	2024	2023	2022	2022	Prior	Revolving Loans	Revolving Loans converted to term	Total
Agricultural:
Pass (1-4)	$9,388	$5,800	$4,849	$5,966	$14,481	$14,481	$26,094	$-	$81,059
Special mention (5)	80	74	212	-	174	174	313	-	1,027
Substandard (6)	-	-	2	-	705	705	-	-	1,412
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total agricultural loans	$9,468	$5,874	$5,063	$5,966	$15,360	$15,360	$26,407	$-	$83,498
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Commercial:
Pass (1-4)	$13,080	$22,840	$7,236	$8,252	$9,360	$9,360	$53,827	$-	$123,955
Special mention (5)	-	-	406	-	-	-	100	2,497	3,003
Substandard (6)	433	-	214	512	-	-	-	64	1,223
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total commercial loans	$13,513	$22,840	$7,856	$8,764	$9,360	$9,360	$53,927	$2,561	$128,181
Current period gross write offs	$250	$-	$41	$-	$-	$-	$-	$-	$291

Commercial real estate:
Pass (1-4)	$41,996	$29,667	$55,697	$72,495	$145,511	$145,511	$72,462	$4,974	$568,313
Special mention (5)	-	190	6,990	1,589	3,750	3,750	-	-	16,269
Substandard (6)	-	-	94	1,097	3,088	3,088	-	-	7,367
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total commercial real estate loans	$41,996	$29,857	$62,781	$75,181	$152,349	$152,349	$72,462	$4,974	$591,949
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Construction:
Pass (1-4)	$-	$-	$-	$-	$-	$-	$42,618	$3,467	$46,085
Special mention (5)	-	-	-	-	-	-	-	-	-
Substandard (6)	-	-	-	-	-	-	-	-	-
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total construction loans	$-	$-	$-	$-	$-	$-	$42,618	$3,467	$46,085
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Residential real estate:
Pass (1-4)	$18,854	$16,681	$11,079	$6,511	$18,266	$18,266	$30,901	$-	$120,558
Special mention (5)	-	-	-	-	-	-	-	-	-
Substandard (6)	-	-	-	-	-	-	-	-	-
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total residential real estate loans	$18,854	$16,681	$11,079	$6,511	$18,266	$18,266	$30,901	$-	$120,558
Current period gross write offs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Consumer:
Pass (1-4)	$6,139	$3,549	$3,235	$1,151	$987	$987	$357	$-	$16,405
Special mention (5)	-	-	-	-	-	-	-	-	-
Substandard (6)	-	-	-	-	-	-	-	-	-
Doubtful (7)	-	-	-	-	-	-	-	-	-
Loss (8)	-	-	-	-	-	-	-	-	-
Total consumer loans	$6,139	$3,549	$3,235	$1,151	$987	$987	$357	$-	$16,405
Current period gross write offs	$124	$31	$29	$15	$13	$13	$-	$-	$225

Total loans	$89,970	$78,801	$90,014	$97,573	$196,322	$196,322	$226,672	$11,002	$986,676

Total current period gross write offs	$374	$31	$70	$15	$13	$13	$-	$-	$516

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Internal Risk Categories

Loan grades are numbered 1 through 8. Grades 1 through 4 are considered satisfactory grades. The grade of 5, or Watch or Special Mention, represents loans of lower quality and is considered criticized. The grades of 6, or Substandard, 7 or Doubtful and 8 or Loss, refer to assets that are classified. The use and application of these grades by the Company will be uniform and shall conform to the Company’s policy.

Prime (1) Loans are of superior quality with excellent credit strength and repayment ability providing a nominal credit risk.

Good (2) Loans are of above average credit strength and repayment ability providing only a minimal credit risk.

Satisfactory (3) Loans of reasonable credit strength and repayment ability providing an average credit risk due to one or more underlying weaknesses.

Acceptable (4) Loans of the lowest acceptable credit strength and weakened repayment ability providing a cautionary credit risk due to one or more underlying weaknesses. New borrowers are typically not underwritten within this classification.

Special Mention (5) A special mention asset has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the institution’s credit position at some future date. Special mention assets are not adversely classified and do not expose an institution to sufficient risk to warrant adverse classification. Ordinarily, special mention credits have characteristics which corrective management action would remedy.

Substandard (6) loans are inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful (7) Loans classified as doubtful have all the weaknesses inherent in those classified Substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of current known facts, conditions and values, highly questionable and improbable.

Loss (8) Loans classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off even though partial recovery may be affected in the future.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following tables present the Company’s loan portfolio aging analysis as of March 31, 2026 and June 30, 2025:

	3/31/2026
			Greater
	30-59 Days	60-89 Days	Than	Total		Total
	Past Due	Past Due	90 Days	Past Due	Current	Loans
Agricultural	$-	$-	$789	$789	$63,536	$64,325
Commercial	300	-	1,011	1,311	117,654	118,965
Commercial real estate	-	-	1,206	1,206	446,388	447,594
Construction	-	-	-	-	45,969	45,969
Residential	405	91	226	722	103,230	103,952
Consumer	16	16	-	32	12,809	12,841

Total loans	$721	$107	$3,232	$4,060	$789,586	$793,646

	6/30/2025
			Greater
	30-59 Days	60-89 Days	Than	Total		Total
	Past Due	Past Due	90 Days	Past Due	Current	Loans
Agricultural	$910	$293	$639	$1,842	$66,296	$68,138
Commercial	4	12	501	517	118,304	118,821
Commercial real estate	1,238	94	-	1,332	438,268	439,600
Construction	2,404	-	-	2,404	43,681	46,085
Residential	1,144	296	114	1,554	100,738	102,292
Consumer	56	23	-	79	15,339	15,418

Total loans	$5,756	$718	$1,254	$7,728	$782,626	$790,354

The entire balance of a loan is considered delinquent if the minimum payment contractually required to be made is not received by the specified due date.

Loans are reclassified to non-accruing status when, in management’s judgment, the collateral value and financial condition of the borrower do not justify accruing interest. At the time the accrual is discontinued, all unpaid accrued interest is reversed against earnings. Interest income accrued in prior years, if any, is charged to the allowance for credit losses. Payments subsequently received on nonaccrual loans are applied to principal. A loan is returned to accrual status when principal and interest are no longer past due and collectability is probable, typically after a minimum of six months of performance.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following table presents the Company’s nonaccrual loans at March 31, 2026 and June 30, 2025:

	3/31/2026
	Nonaccrual loans with no allowance	Nonaccrual loans with allowance	Loans > 90 days and accruing
Agricultural	$539	$-	$250
Commercial	416	-	895
Commercial real estate	2,188	-	-
Construction	-	-	-
Residential	146	-	229
Consumer	-	-	-

Total nonaccrual loans	$3,289	$-	$1,374

	6/30/2025
	Nonaccrual loans with no allowance	Nonaccrual loans with allowance	Loans > 90 days and accruing
Agricultural	$639	$-	$-
Commercial	497	-	5
Commercial real estate	1,364	-	-
Construction	-	-	-
Residential	240	-	-
Consumer	23	-	-

Total nonaccrual loans	$2,763	$-	$5

Determining fair value for collateral dependent loans requires obtaining a current independent appraisal of the collateral and applying a discount factor, which includes selling costs if applicable, to the value. The fair value of real estate is generally based on appraisals by qualified licensed appraisers. The appraisers typically determine the value of the real estate by utilizing an income or market valuation approach. If an appraisal is not available, the fair value may be determined using a cash flow analysis. Fair value on other collateral such as business assets is typically ascertained by assessing, either singularly or some combination of, asset appraisals, accounts receivable aging reports, inventory listings and/or customer financial statements. Both appraisal values and values based on borrower’s financial information are discounted as considered appropriate based on age and quality of the information and current market conditions.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following table presents the amortized cost basis of collateral dependent loans, which are individually evaluated to determine expected credit losses at March 31, 2026 and June 30, 2025:

	3/31/2026
	Commercial Real Estate	Residential Real Estate	Other	Total
Agricultural	$-	$-	$984	$984
Commercial	-	-	466	466
Commercial real estate	2,310	-	-	2,310
Construction	-	-	-	-
Residential	-	477	-	477
Consumer	-	-	4	4

Total collateral dependent loans	$2,310	$477	$1,454	$4,241

	6/30/2025
	Commercial Real Estate	Residential Real Estate	Other	Total
Agricultural	$-	$-	$1,026	$1,026
Commercial	-	-	530	530
Commercial real estate	1,445	-	-	1,445
Construction	-	-	-	-
Residential	-	253	-	253
Consumer	-	-	24	24

Total collateral dependent loans	$1,445	$253	$1,580	$3,278

Subsequent payments on nonaccrual loans are recorded as a reduction of principal, and interest income is recorded only after principal recovery is reasonably assured. Nonaccrual loans are returned to accrual status when, in the opinion of management, the financial position of the borrower indicates there is no longer any reasonable doubt as to the timely collection of interest or principal. The Company requires a period of satisfactory performance of not less than six months before returning a nonaccrual loan to accrual status.

Loans serviced for others are not included in the accompanying consolidated balance sheets. The risks inherent in mortgage-servicing assets relate primarily to changes in prepayments that result from shifts in mortgage interest rates. The unpaid principal balances of mortgage and other loans serviced for others were $153,736 and $153,680 at March 31, 2026 and June 30, 2025, respectively.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

There was minimal change in the balance of servicing assets for nine months ended March 31, 2026 and 2025.

Comparable market values and a valuation model that calculates the present value of future cash flows were used to estimate fair value. For purposes of measuring impairment, risk characteristics including product type, investor type and interest rates, were used to stratify the originated mortgage-servicing rights.

Note 4:	Premises and Equipment

Period-end premises and equipment were as follows:

	3/31/2026	6/30/2025
Land	$3,224	$3,585
Buildings and improvements	20,667	20,135
Furniture and equipment	6,638	7,107
Construction in process	1,338	215
	31,866	31,041
Accumulated depreciation	(12,920)	(14,189)

	$18,946	$16,852

Note 5:	Deposits

Certificates of deposits and other time deposits of more than $250 totaled approximately $99,353 and $60,936 at March 31, 2026 and June 30, 2025. Additionally, included within time deposits are brokered deposits of $31,760 and $60,624 at March 31, 2026 and June 30, 2025. At March 31, 2026, the scheduled maturities of time deposits are as follows:

2026	$118,774
2027	32,085
2028	3,820
2029	2,691
2030	14,287
Thereafter	432

$172,089

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 6:   Short-Term Borrowings

Short-term borrowings included the following at March 31, 2026 and June 30, 2025:

	3/31/2026	6/30/2025
Repurchase agreements	283	39,320
Total short-term borrowings	$283	$39,320

Repurchase agreements are borrowings from customers that are collateralized by a pledge of Mortgage-backed securities. The repurchase agreements mature daily.

The Company retains possession of and control over such securities pledged as collateral.

Information regarding repurchase agreements for the nine months ended March 31, 2026, and year ended June 30, 2025 is presented below:

	Nine months ending	Year ending
	3/31/2026	6/30/2025
Average balance during the period	$13,990	$42,052
Average rate paid during the period	3.90%	3.51%
Maximum month end balance during the period	$32,703	$46,127

The following table represents the remaining contractual maturity of repurchase agreements disaggregated by the class of securities pledged as of March 31, 2026, and June 30, 2025:

	3/31/2026
	Overnight &
	Continuous	< 30 Days	30-90 Days	> 90 Days	Total
Mortgage-backed securities
government-sponsored enterprises
(GSE) residential	$283	$-	$-	$-	$283

	6/30/2025
	Overnight &
	Continuous	< 30 Days	30-90 Days	> 90 Days	Total
Mortgage-backed securities
government-sponsored enterprises
(GSE) residential	$39,320	$-	$-	$-	$39,320

	-	-	-	-	-

	$39,320	$-	$-	$-	$39,320

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 7:   Commitments and Off-Balance-Sheet Items

The Company, in the ordinary course of business, has commitments and contingent liabilities, such as guarantees and commitments to extend credit which are not reflected in the accompanying consolidated balance sheets. The exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to make loans, standby letters of credit and financial guarantees is represented by the contractual amount of those instruments. The same credit policy is used to make such commitments as is used for on-balance-sheet items.

At March 31, 2026 and June 30, 2025, these financial instruments are summarized as follows:

	3/31/2026	6/30/2025
Financial instruments which contract amount represents
credit risk:
Unused commercial lines of credit	$101,416	$104,011
Unused revolving lines of credit	48,472	41,489
Commitments to make loans	43,118	17,572
Standby letters of credit	4,106	3,564

The unused revolving and commercial lines of credit are predominantly variable rate agreements. The commitments are agreements to lend to a customer, provided they accept the terms and conditions offered. These commitments are generally extended for terms of up to 60 days and, in many cases, allow the customer to select from one of several financing options offered. Since many commitments to make loans expire without being used, the amount does not necessarily represent future cash commitments. Collateral obtained upon exercise of the commitment is determined using management’s credit evaluation of the borrower, and may include accounts receivable, inventory, property, land and other items.

At March 31, 2026 and June 30, 2025, the Company was not required to have deposits with the Federal Reserve or as cash on hand.

Note 8:   Capital Requirements

Banks and holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involved quantitative measures of assets, liabilities, and certain off-balance sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgements by regulators. Failure to meet capital requirements can initiate regulatory action. The net unrealized gain or loss on available-for-sale securities is not included in computing regulatory capital. Management believes as of March 31, 2026 and June 30, 2025 the Bank meets all capital adequacy requirements to which It is subject.

Prompt corrective action regulations provide five classifications: well-capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At March 31, 2026 and June 30, 2025, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the Bank’s category.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

In 2019, the federal banking agencies jointly issued a final rule that provides for an optional, simplified measure of capital adequacy, the community bank leverage ratio framework (CBLR framework), for qualifying community bank organizations, consistent with Section 201 of the Economic Growth, Regulatory Relief, and Consumer Protection Act.

The community bank leverage ratio removes the requirement for qualifying organizations to calculate and report risk-based capital but rather only requires a Tier 1 to average assets (leverage) ratio. Qualifying banking organizations that elect to use the community bank leverage ratio framework and maintain a leverage ratio greater than the required minimum will be considered to have satisfied the generally applicable risk based and leverage capital requirements in the agencies’ capital rules (generally applicable rule) and, if applicable, will be considered to have met the well capitalized ratio requirements for the purposes of section 38 of the Federal Deposit Insurance Act. The community bank leverage ratio minimum requirement is 9%. An eligible banking organization is provided a two-quarter grace period to correct a ratio that falls below this requirement amount, provided that the bank maintains a leverage ratio greater than 8%.

An eligible banking organization can opt out of the CBLR framework and revert to the risk-weighting framework without restriction. As of March 31, 2026 the Bank was a qualifying community bank organization as defined by the federal banking agencies and elected to measure capital adequacy under the CBLR framework.

Period-end actual and required capital amounts and ratios are presented below:

			Minimum Required
			To Be Well
			Capitalized Under
			Prompt Corrective
	Actual		Action Provisions
	Amount	Ratio	Amount	Ratio
As of March 31, 2026
Tier 1 Capital to average assets
Bank	113,021	10.0%	101,368	9.0%

As of June 30, 2025
Tier 1 Capital to average assets
Bank	107,666	10.1%	95,913	9.0%

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 9:   Related Party Transactions

At March 31, 2026 and June 30, 2025, the Company had loans outstanding to executive officers, directors, significant shareholders and their affiliates (related parties), in the amount of $11,271 and $14,652, respectively.

	3/31/2026	3/31/2025
Balance, beginning of year	14,652	10,989
New loans and advances	12,815	1,047
Repayments	(7,647)	(1,024)
Balance, end of period	19,820	11,012
Unused lines of credit	3,125	460

In management’s opinion, such loans and other extensions of credit and deposits were made in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Further, in management’s opinion, these loans did not involve more than normal risk of collectability or present other unfavorable features.

Note 10:  Disclosure About Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements must maximize the use of observable inputs and minimize the use of unobservable inputs. There is a hierarchy of three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs supported by little or no market activity and are significant to the fair value of the assets or liabilities.

Following is a description of the valuation methodologies and inputs used for assets measured at fair value on a recurring basis and recognized in the accompanying consolidated balance sheets, as well as the general classification of such assets pursuant to the valuation hierarchy.

Available-for-Sale Securities

Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows. Level 2 securities include agency securities, mortgage-backed government-sponsored securities and corporate securities. Third-party vendors compile prices from various sources and may apply such techniques as matrix pricing to determine the value of identical or similar investment securities (Level 2). Matrix pricing is a mathematical technique widely used in the banking industry to value investment securities without relying exclusively on quoted prices for specific investment securities but rather relying on the investment securities’ relationship to other benchmark quoted investment securities. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following tables present the fair value measurements of assets recognized in the accompanying consolidated balance sheets measured at fair value on a recurring basis and the level within the fair value hierarchy in which the fair value measurements fall at March 31, 2026 and June 30, 2025:

		3/31/2026
		Fair Value Measurements Using
			Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
	Fair	Identical Assets	Inputs	Inputs
	Value	(Level 1)	(Level 2)	(Level 3)
U.S. Government and federal agency	$7,385	$-	$7,385	$-
Mortgage-backed securities - GSE residential	128,608	-	128,608	-
State and municipal	66,516	-	66,516	-
Corporate	849	-	849	-
Interest Rate Swaps	463	-	463	-

	$203,820	$-	$203,820	$-

		6/30/2025
		Fair Value Measurements Using
			Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
	Fair	Identical Assets	Inputs	Inputs
	Value	(Level 1)	(Level 2)	(Level 3)
U.S. Government and federal agency	$8,016	$-	$8,016	$-
Mortgage-backed securities - GSE residential	121,719	-	121,719	-
State and municipal	58,088	-	58,088	-
Corporate	2,309	-	2,309	-
Interest Rate Swaps	527	-	527	-

	$190,659	$-	$190,659	$-

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

The following tables show the estimated fair value of financial instruments and the level within the fair value hierarchy in which the fair value measurements fall at March 31, 2026 and June 30, 2025:

			3/31/2026
			Fair Value Measurements Using
			Quoted Prices
			in Active	Significant
			Markets for	Other	Significant
			Identical	Observable	Unobservable
	Carrying	Fair	Assets	Inputs	Inputs
	Amount	Value	(Level 1)	(Level 2)	(Level 3)
Financial assets
Cash and cash equivalents	$71,399	$71,399	$71,399	$-	$-
Net loans	782,739	805,238	-	-	805,238
Accrued interest receivable	4,951	5,062	5,062	-	-
Restricted stock	7,143	7,135	-	-	7,135

Financial liabilities
Deposits	(919,599)	(919,598)	(747,509)	-	(172,089)
Short-term borrowings	(283)	(283)	-	-	(283)
FHLB advances	(95,000)	(95,185)	-	-	(95,185)
Subordinated debt	(14,790)	(11,675)	-	-	(11,675)
Accrued interest payable	(1,980)	(1,980)	(1,980)	-	-

			6/30/2025
			Fair Value Measurements Using
			Quoted Prices
			in Active	Significant
			Markets for	Other	Significant
			Identical	Observable	Unobservable
	Carrying	Fair	Assets	Inputs	Inputs
	Amount	Value	(Level 1)	(Level 2)	(Level 3)
Financial assets
Cash and cash equivalents	$66,242	$66,242	$66,242	$-	$-
Net loans	780,048	802,360	-	-	802,360
Accrued interest receivable	5,134	5,134	5,134	-	-
Restricted stock	7,143	7,143	-	-	7,143

Financial liabilities
Deposits	(851,316)	(853,282)	(671,669)	-	(181,613)
Short-term borrowings	(39,320)	(39,320)	-	-	(39,320)
FHLB advances	(110,000)	(110,201)	-	-	(110,201)
Subordinated debt	(14,764)	(11,675)	-	-	(11,675)
Accrued interest payable	(1,019)	(1,019)	(1,019)	-	-

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 11:  Stock-Based Compensation

On July 1, 2024 the Board of Directors authorized the 2024 Equity Incentive Plan (Plan) that enables the issuance of incentive stock options, non-qualified stock options, restricted stock, restricted stock units (RSUs) and performance share awards. The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value. The Company believes that such awards better align the interest of its employees with those of its shareholders.

Restricted Stock Units - On November 19, 2024 and June 17, 2025, the Company awarded 6,410 and 7,353 RSUs, respectively, to selected officers. These RSUs are subject to a three-year cliff vesting period, contingent upon continued service. Vesting may be accelerated in circumstances involving death, disability, or a change in control.

Holders of RSUs do not possess shareholder rights prior to settlement. Dividend equivalents accumulate throughout the vesting period and are disbursed upon settlement. RSUs are not recognized as participating securities for purposes of calculating earnings per share.

Compensation expense is recognized over the vesting period and is based on the fair value determined at the grant date using the previous quarter’s average share price.

There were 13,763 total RSUs issued under the plan as of December 31, 2025. There was no activity from July 1, 2025 to March 31, 2026.

As of December 31, 2025 there was $368 of total unrecognized compensation cost related to nonvested shares granted under the plan. The cost is expected to be recognized over a weighted average period of 2.84 years. The total fair value of shares vested during the years ended June 30, 2025 was $0.

Performance Share Units — On November 19, 2024, and June 17, 2025, the Company issued 11,743 and 7,353 Performance Share Units (PSUs), respectively, to certain officers. These PSUs include a three-year performance period ending June 30, 2027, with possible payouts ranging from 0% to 150% of the granted awards depending on the achievement of certain performance metrics.

The performance metrics considered are:

•	3-Year Average Return on Average Assets (ROAA)

•	3-Year Average Asset Growth Rate

PSUs may be settled in cash or stock at the discretion of the Compensation Committee and are classified as liability awards under ASC 718. The units are remeasured at fair value each reporting period until settlement, with fair value determined using the current share price. Recipients do not possess shareholder rights or dividend entitlements before settlement, and therefore, the PSUs are not considered as participating securities for purposes of calculating earnings per share. Total compensation cost recognized during the year ended March 31, 2026 was $259.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 12: Earnings Per Share

Basic earnings per share (“EPS”) is computed by dividing net income allocated to common stock by the weighted average number of common shares outstanding during the period which excludes the participating securities. Diluted EPS includes the dilutive effect of additional potential common shares from stock compensation awards, but excludes awards considered participating securities. The following table presents the computation of basic and diluted EPS for the periods indicated (in thousands, except for share and per share data):

	Nine months ended March 31
	2026	2025
Net income	$7,765	$6,884

Shares outstanding for Basic EPS	1,830,312	1,823,902

Additional Dilutive Shares	2,333	417

Shares outstanding for Diluted EPS	1,832,645	1,824,319

Basic EPS	$4.24	$3.77
Diluted EPS	$4.24	$3.77

Note 13: Segment Information

The Company’s reportable segment is determined by the Chief Financial Officer, who is designated the chief operating decision maker, based upon information provided about the Company’s products and services offered, primarily banking operations. The segment is also distinguished by the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business such as branches, which are then aggregated if operating performance, products/services, and customers are similar. The chief operating decision maker will evaluate the financial performance of the Company’s business components such as by evaluating revenue streams, significant expenses, and budget to actual results in assessing the Company’s segment and in the determination of allocating resources. The chief operating decision maker uses revenue streams to evaluate product pricing and significant expenses to assess performance and evaluate return on assets. The chief operating decision maker uses consolidated net income to benchmark the Company against competitors. The bench marking analysis coupled with monitoring of budget to actual results are used in the assessment of performance and in establishing compensation. Loans, investments, and deposits provide the revenues in the banking operations. Interest expense, provisions for credit losses, and payroll provide the significant expenses in the banking operation. All operations are domestic.

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Accounting policies for segments are the same as those described in Note 1 of the June 30, 2025 and 2024 consolidated financial statements. Segment performance is evaluated using consolidated net income. Information reported internally for performance assessment by the chief operating decision maker follows, inclusive of reconciliations of significant segment totals to the financial statements:

	Banking Segment

	Nine months ended March 31
	2026	2025
Interest Income	$46,049	$41,344

Reconciliation of revenue
Other revenues	5,619	5,164
Total consolidated revenues	$51,668	$46,508

Less:
Interest expense	19,195	17,583
Segment net interest income and noninterest income	$32,473	$28,925

Less:
Provision for credit losses	1,050	556
Payroll expense	12,940	11,506
Other segment items	9,274	8,826
Income tax expense	1,443	1,154
Consolidated net income	$7,765	$6,884

Other segment disclosures
Interest income	$46,049	$41,344
Interest expense	19,195	17,583
Depreciation	939	685
Other significant noncash items:
Provision for credit loss	1,050	556

Reconciliation of assets
Total consolidated assets	$1,125,496	$1,102,492

The Farmers Bancorp

Notes to Consolidated Financial Statements
(Dollar Amounts in Thousands)

(unaudited)

Note 14: Merger Agreement

On November 11, 2025, the Company and Richmond Mutual Bancorporation, Inc. (“Richmond Mutual”) jointly announced the signing of an agreement and plan of merger (the “Merger Agreement”) under which Richmond Mutual will acquire the Company in a stock transaction. Under the terms of the Merger Agreement, which was unanimously approved by the boards of directors of both companies, the Company will merge into Richmond Mutual. Subject to the terms and conditions of the Merger Agreement, at the effective time of the merger, each share of the Company’s common stock issued and outstanding will be converted into 3.40 shares of Richmond Mutual’s common stock.

The transaction closed July 1, 2026.

Note 15: Subsequent Events

Subsequent events have been evaluated through the date of August 12, 2026, which is the date the consolidated financial statements were available to be issued.